This is a web advertisement with a two frame rotating gif.  The copy is:

The first frame is:

Support [Charity Name] with an investment in the Davlin Philanthropic Fund.

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Davlin Philanthropic Funds

Creating a world of philanthropist.

Obtain prospectus [with an active link to www.davlinfunds.org]

The second frame reads:

Put Charity ID #[Charity Number] on your application today.

DPF Logo

Davlin Philanthropic Funds

Creating a world of philanthropist.

Read the prospectus and consider objectives, risks, and expenses before investing. [with active link to www.davlinfunds.org]